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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 30, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                    333-96403               33-0727357
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


3 Ada
Irvine, California                                            92618
------------------------------------                          -----
 (Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (949) 790-8100
                                                       --------------



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                          Item 601(a) of
                          Regulation S-K
Exhibit No.               Exhibit No.               Description
-----------               -----------               -----------

1                         5.1                       Opinion and Consent of
                                                    Thacher Proffitt & Wood.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 OPTION ONE MORTGAGE
                                                 ACCEPTANCE CORPORATION


                                                 By: /s/ William O'Neill
                                                     ---------------------------
                                                 Name:   William O'Neill
                                                 Title:  Treasurer

Dated:  October 30, 2000

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                        Description
------            -----------                        -----------

1                      5.1                Opinion and Consent of Counsel